Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20130347308-41
Carson City, Nevada 89701-4520                            Filing Date and Time
(775) 684-5708                                            05/24/2013 3:49 PM
Website: www.nvsos.gov                                    Entity Number
                                                          E0259622013-4

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               MAXIMA GROUP INC.

2. Registered Agent           [X] Commercial Registered Agent    INCORP SERVICES, INC.
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                 (if different from street address)

3. Shares:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 75000000        Par value: $0.0010      without par value: 0
   authorized
   to issue)

4. Names & Addresses,         1. GERMANS SALIHOVS
   of Board of                   Name
   Directors/Trustees:           2360 CORPORATE CIRCLE - SUITE 400  HENDERSON           NV         89074-7722
   (attach additional page       Street Address                      City              State        Zip Code
   if there is more than 3
   directors/trustees         2.
                                 Name

                                 Street Address                      City              State        Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          ANY LEGAL PURPOSE

6. Names, Address             INCORP SERVICES, INC.                          X /s/ INCORP SERVICES, INC.
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    2360 CORPORATE CIRCLE - SUITE 400   HENDERSON           NV         89074-7722
   if there is more than 1    Address                               City            State         Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ INCORP SERVICES, INC.                                        5/24/2013
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date

This form must be accompanied by appropriate fees.